Exhibit 10.1

Execution Version

AMENDMENT NO. 1, TEMPORARY WAIVER, and commitment reduction agreement

This AMENDMENT NO. 1, TEMPORARY WAIVER, AND COMMITMENT REDUCTION AGREEMENT (this “Agreement”), dated as of February 28, 2019, is by and among RDC Holdings Luxembourg S.à r.l., a Luxembourg private limited liability company (the “Borrower”), Rowan Companies plc, an English public limited company (the “Parent”), the other Guarantors party hereto, the Lenders party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Whereas, the Borrower, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of May 22, 2018 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein).

WHEREAS, the Parent and Ensco plc, an English public limited company (“Ensco”), have entered into that certain Transaction Agreement dated as of October 7, 2018, as amended by that certain Deed of Amendment No. 1 to Transaction Agreement dated as of January 28, 2019 (as in effect on the Effective Date, the “Ensco Transaction Agreement”), pursuant to which Ensco or its nominee has agreed to acquire the entire issued and to be issued ordinary share capital of the Parent (such transaction, the “Ensco Transaction”).

WHEREAS, the consummation of the Ensco Transaction will constitute a Change in Control and will be an Event of Default under Section 7.1(l) of the Credit Agreement (such Event of Default, the “Designated Default”).

WHEREAS, the Borrower has requested, and the Lenders party hereto have agreed, subject to the terms and conditions hereof, (a) a temporary waiver of the Designated Default as further described herein, (b) certain amendments to the Credit Agreement, and (c) a ratable reduction of the Revolving Commitments of the Lenders, in each case as set forth herein.

Now, Therefore, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.            Temporary Waiver.

(a)          The Lenders party to this Agreement hereby agree, subject to the terms and conditions of this Agreement, to temporarily waive the Designated Default until the date that is six months after the Effective Date (the “Waiver Termination Date”). The waiver by the Lenders described in this Section 1 is contingent upon the satisfaction of the conditions precedent set forth in this Agreement and is limited to the Designated Default. Such waiver is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of the Designated Default or Section 7.1 of the Credit Agreement or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. For the avoidance of doubt, until the Waiver Termination Date, no Default or Event of Default shall be deemed to exist with respect to the Designated Default for the purpose of (i) any right of the Credit Parties under the Credit Documents that is conditioned upon the absence of any Default or Event of Default and (ii) any right of the Administrative Agent, the Lenders or any Issuing Lender, the exercise of which is conditioned upon the existence of a Default or Event of Default. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any other present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Credit Document.

(b)          The waiver by the Lenders described in this Section 1 is temporary in nature and the Designated Default shall, unless otherwise waived by the Majority Lenders, be immediately and automatically reinstated on the Waiver Termination Date and shall constitute an “Event of Default” under the Credit Agreement and the other Credit Documents. Each of the Credit Parties hereby agrees and acknowledges that (i) the Designated Default has not been permanently waived as a result of this Agreement and that such waiver is temporary in nature, and (ii) concurrent with the Waiver Termination Date, all rights and remedies of the Lenders enjoined as a result of this Section 1 shall be reinstated.

Section 2.            Commitment Reduction. As of the Effective Date, the Revolving Commitments shall be reduced ratably pursuant to Section 2.1(b) of the Credit Agreement in an aggregate amount equal to $191,000,000, and each Lender’s Revolving Commitment shall be the amount set forth next to its name on the schedule of Revolving Commitments attached as Schedule II hereto. The Lenders party hereto which constitute Majority Lenders hereby waive all notices, increments, and minimum amounts required in connection with such commitment reduction pursuant to Section 2.1(b) of the Credit Agreement.

Section 3.            Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 4 of this Agreement, and effective as of the Effective Date, the Credit Agreement is amended as follows:

(a)          Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“Amendment No. 1” means Amendment No. 1, Temporary Waiver and Commitment Reduction Agreement dated as of February 28, 2019 among the Borrower, the Parent, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means the “Effective Date” as defined in Amendment No. 1.

“Ensco” means Ensco plc, an English public limited company.

“Ensco Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2013, as amended by the First Amendment dated as of September 30, 2014, the Second Amendment dated as of March 9, 2015, the Third Amendment dated as of July 1, 2016, the Extension Agreement dated as of October 4, 2016, the Fourth Amendment dated as of December 15, 2016, and the Commitment Agreement and Fifth Amendment dated as of October 3, 2017 and effective as of October 6, 2017, among Ensco and Pride International LLC, as borrowers, the banks party thereto, and Citibank, N.A., as administrative agent, as in effect on the Amendment No. 1 Effective Date and as amended, supplemented or otherwise modified thereafter in any manner that does not result in further restrictions to the ability of the Credit Parties to repay the Obligations or to grant Liens to secure the Obligations.

“Ensco Senior Notes Documents” means (a) the Indenture, dated March 17, 2011, between Ensco and Deutsche Bank Trust Company America, as supplemented by the Supplemental Indenture dated March 17, 2011, the Second Supplemental Indenture dated September 29, 2014, the Third Supplemental Indenture dated March 12, 2015, the Fourth Supplemental Indenture dated January 9, 2017, and the Fifth Supplemental Indenture dated January 26, 2018, (b) Indenture dated November 20, 1997 between International, as issuer, and Bankers Trust Company, as trustee, as supplemented by the First Supplemental Indenture dated November 20, 1997 and the Second Supplemental Indenture dated December 22, 2009, (c) the Indenture dated Dec 12, 2016 among Ensco Jersey Finance Limited, as issuer, Ensco, as guarantor and Deutsche Bank Trust Company Americas, as trustee and (d) the Indenture dated July 1, 2004 among Pride International LLC, as the issuer, Ensco as guarantor and The Bank of New York Mellon, as trustee, as supplemented by the First Supplemental Indenture dated July 7, 2004, the Second Supplemental Indenture dated June 2, 2009, the Third Supplemental Indenture dated August 6, 2010 and the Fourth Supplemental Indenture dated May 31, 2011, in each case as in effect on the Amendment No. 1 Effective Date and as amended, supplemented or otherwise modified thereafter in any manner that does not result in further restrictions to the ability of the Credit Parties to repay the Obligations or to grant Liens to secure the Obligations.

“Ensco Transaction” means the acquisition of the entire issued and to be issued ordinary share capital of the Parent by Ensco or its nominee pursuant to the terms and conditions set forth in that certain Transaction Agreement dated as of October 7, 2018 (as amended by that certain Deed of Amendment No. 1 to Transaction Agreement dated as of January 28, 2019 and as may be further amended, the “Ensco Transaction Agreement”), as in effect on the Amendment No. 1 Effective Date and the Scheme of Arrangement (as defined in and in substantially the form attached to the Ensco Transaction Agreement as in effect on the Amendment No. 1 Effective Date).

“Waiver Termination Date” has the meaning set forth in Amendment No. 1.

(b)          Section 1.1 of the Credit Agreement is hereby further amended by restating the defined term “Financial Statements” in its entirety as follows:

“Financial Statements” means, for any period, the consolidated financial statements of the Parent and its consolidated Subsidiaries, including statements of operation and cash flow for such period as well as a balance sheet as of the end of such period, and in the case of the annual financial statements only, accompanying footnotes, all prepared in accordance with GAAP.

(c)          Section 1.1 of the Credit Agreement is hereby further amended by restating the defined term “Net Worth” in its entirety as follows:

“Net Worth” means as of the date of its determination, consolidated shareholders’ equity of the Parent and its consolidated Subsidiaries, as determined in accordance with GAAP and, with respect to any measurement period beginning on and after the Amendment No. 1 Effective Date and ending on or before the Waiver Termination Date, without giving effect to any writedown caused by the application of purchase price accounting methods in connection with the Ensco Transaction.

(d)          Section 1.1 of the Credit Agreement is hereby further amended by restating the defined term “Rig Value” in its entirety as follows:

“Rig Value” means, with respect to any Rig, the net book value (determined in accordance with GAAP) of such Rig, as reflected in the Parent’s consolidated balance sheet most recently delivered pursuant to Section 5.2(a) or (b); provided that, with respect to the determination of the Rig Value of any Rig acquired after the earlier of (x) December 31, 2018 and (y) the last day of the most recently ended fiscal quarter for which the Financial Statements have been, or were required to be, delivered pursuant to Section 5.2(a) or (b), the Rig Value of such Rig shall be as reasonably agreed by the Parent and the Administrative Agent; and provided further that, with respect to any measurement date on or after the Amendment No. 1 Effective Date and ending on or before the Waiver Termination Date, the Rig Value for any Rig shall be calculated without giving effect to any writedown caused by the application of purchase price accounting methods in connection with the Ensco Transaction.

(e)          Section 3.2 of the Credit Agreement is hereby amended by adding the following new clause (f):

(f)          No Conflicts. Such Credit Extension and the application of the proceeds thereof do not cause a Default or Event of Default (or similar terms) as defined in the Ensco Credit Agreement or the Ensco Senior Notes Documents.

(f)          Section 5.2(b) of the Credit Agreement is hereby amended by restating clause (i) thereof to read in its entirety as follows:

(i)          The Parent shall provide to the Administrative Agent, as soon as available after the end of the first three fiscal quarters of each fiscal year of the Parent, but in any event (A) for any fiscal quarter ending prior to the consummation of the Ensco Transaction, no more than five Business Days after the date required under Securities Laws for the filing of its Form 10-Q and (B) for any fiscal quarter ending after the consummation of the Ensco Transaction, within 45 days after the end of such fiscal quarter, Financial Statements as of the close of such fiscal quarter which shall be certified as accurate by a senior financial officer of the Parent, and a duly completed Compliance Certificate.

(g)          Section 6.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

6.5       Burdensome Agreements. The Parent shall not, nor shall it permit any Subsidiary to, create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement) which in any way prohibits or restricts (or requires the consent of or notice to other Persons in connection with) (a) the Parent or any Subsidiary from paying or prepaying the Obligations (other than the Ensco Credit Agreement), (b) the granting, conveying, creation or imposition of any Lien on any of its Property, whether now owned or hereafter acquired, to secure the Obligations (other than (w) agreements governing secured Debt permitted by Sections 6.1 and 6.2 to the extent such restrictions govern only the asset financed pursuant to or securing such Debt, (x) any Acceptable Indenture or the Ensco Senior Notes Documents, (y) the Ensco Credit Agreement, and (z) any agreement governing permitted Convertible Debt or a Permitted Bridge Facility), or (c) any Subsidiary from making Restricted Payments (other than the Ensco Credit Agreement and any agreement governing Debt of a Credit Party permitted under Section 6.1(f) or Section 6.1(g) in its capacity as a primary obligor or guarantor of such Debt) to the Borrower or any other Credit Party or making or paying intercompany loans and advances to the Borrower, in each case other than restrictions that (i) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 6.9 and applicable solely to such joint venture, (ii) are customary restrictions in leases, subleases, licenses, asset sale agreements otherwise permitted hereby and transactions permitted by Section 6.8 so long as such restrictions relate solely to the assets subject thereto, and (iii) are restrictions in agreements governing Debt permitted under Section 6.1(e).

(h)          Exhibit D (Notice of Borrowing) to the Credit Agreement is hereby replaced in its entirety with Exhibit D attached hereto.

(i)          Exhibit G (Letter of Credit Request) to the Credit Agreement is hereby replaced in its entirety with Exhibit G attached hereto.

(j)          Schedule II (Revolving Commitments) to the Credit Agreement is hereby replaced in its entirety with Schedule II attached hereto.

Section 4.            Conditions Precedent. This Agreement shall become effective as of the date on which the following conditions precedent are satisfied (the “Effective Date”):

(a)          Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Date, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:

(1)          counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Majority Lenders, and the Administrative Agent;

(2)          a certificate from a Responsible Officer of the Borrower and the Parent dated as of the Effective Date stating that, both before and after giving effect to this Agreement, (i) representations and warranties made by any Credit Party set forth in the Credit Documents are true and correct in all material respects on and as of the Effective Date; provided that (A) to the extent any representation and warranty is qualified as to “Material Adverse Change” or otherwise as to materiality, such representation and warranty is true and correct in all respects, (B) to the extent that such representation or warranty relates to an earlier date, it shall be true and correct only as of such specified date, (C) the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Sections 5.2(a) and (b), respectively, of the Credit Agreement, and (D) the representation and warranty contained in Section 4.4(b) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Section 5.2(a) of the Credit Agreement, (ii) no Default shall have occurred and be continuing; (iii) the Ensco Transaction has been consummated in all material respects in accordance with the terms and conditions of the Ensco Transaction Agreement, as such Transaction Agreement was publicly filed on October 7, 2018 and amended by that certain Deed of Amendment No. 1 to Transaction Agreement dated as of January 28, 2019, and as otherwise amended in any manner not materially adverse to the Lenders, and (iv) the execution, delivery and performance by each Credit Party of the Credit Documents does not result in a Default or Event of Default (or similar terms) under the Ensco Credit Agreement or the Ensco Senior Notes Documents, in each case after giving effect to this Agreement and the Ensco Transaction; and

(3)          such other documents and governmental certificates as the Lender Parties may reasonably request.

(b)          Termination of Non-Extended Credit Agreement. The Administrative Agent shall have received evidence reasonably satisfactory to it that the payoff and termination of the Non-Extended Credit Agreement has been consummated such that all amounts outstanding thereunder have been paid, all commitments thereunder have been terminated, and all letters of credit issued thereunder have been terminated, expired, cash collateralized or other arrangements acceptable to the applicable issuing bank with respect thereto have been made, as applicable.

(c)          Ensco Transaction. The Ensco Transaction has been consummated in all material respects in accordance with the terms and conditions of the Ensco Transaction Agreement and the Scheme of Arrangement.

(d)          Payment of Fees and Expenses. On the Effective Date, the Borrower shall have paid the fees required to be paid to the Administrative Agent and the Lenders pursuant to Section 9.1(a) of the Credit Agreement (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the Effective Date), any other provision of a Credit Document to the extent invoiced prior to the Effective Date, and any fee letter or other written agreement executed in connection with this Agreement.

Section 5.            Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent that, as of the date hereof (other than with respect to clause (e)(ii) below) and on the Effective Date (with respect to all clauses below): (a) the representations and warranties made by such Credit Party in the Credit Documents are true and correct in all material respects on and as of the Effective Date; provided that (i) to the extent any representation and warranty is qualified as to “Material Adverse Change” or otherwise as to materiality, such representation and warranty is true and correct in all respects, (ii) to the extent that such representation or warranty relates to an earlier date, it shall be true and correct only as of such specified date, (iii) the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Sections 5.2(a) and (b), respectively, of the Credit Agreement, and (iv) the representation and warranty contained in Section 4.4(b) of the Credit Agreement shall be deemed to refer to the most recent Financial Statements furnished pursuant to Section 5.2(a) of the Credit Agreement; (b) the execution, delivery and performance of this Agreement are within such Credit Party’s power and have been duly authorized by all necessary corporate, limited liability company or partnership action; (c) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws or similar laws at the time in effect affecting the rights of creditors generally and general principles of equity; (d) the execution, delivery, and performance by each Credit Party of this Agreement and the consummation of the transactions contemplated thereby do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority, except notices to or filings with the SEC that may be required from time to time and where the failure to obtain such authorizations or approvals could not reasonably be expected to result in a Material Adverse Change; and (e) the execution, delivery and performance by each Credit Party of this Agreement and the consummation of the transactions contemplated thereby (i) do not contravene any contractual restriction binding on or affecting such Credit Party except where such contravention could not reasonably be expected to result in a Material Adverse Change and (ii) after giving effect to this Agreement and the Ensco Transaction, do not result in a Default or Event of Default (or similar terms) under the Ensco Credit Agreement or the Ensco Senior Notes Documents.

Section 6.            Reaffirmation of Guaranty.            Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty to which it is a party are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in such Guaranty), and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 7.            Miscellaneous. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Agreement is, for the avoidance of doubt, a Credit Document under the Credit Agreement. Other than as set forth in Section 1 above, the execution and delivery of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Credit Document, nor, except as herein provided, constitute a waiver of any provision of the Credit Agreement or any Credit Document. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by this Agreement. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Transmission by facsimile or electronic transmission (e.g., PDF) of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

RDC Holdings Luxembourg S.à r.l.

By:	/s/ Rui Miguel Silva Gomes
Name:	Rui Miguel Silva Gomes
Title:	Category A Manager

GUARANTORS:

ROWAN COMPANIES PLC

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Executive Vice President and
Chief Financial Officer

Ralph Coffman Luxembourg S.à r.l

By:	/s/ Rui Miguel Silva Gomes
Name:	Rui Miguel Silva Gomes
Title:	Category A Manager

ROWAN FINANZ S.à r.l.

By:	/s/ Rui Miguel Silva Gomes
Name:	Rui Miguel Silva Gomes
Title:	Category A Manager

ROWAN OFFSHORE Luxembourg S.à r.l.

By:	/s/ Rui Miguel Silva Gomes
Name:	Rui Miguel Silva Gomes
Title:	Category A Manager

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

ROWAN RIGS S.à r.l.

By:	/s/ Rui Miguel Silva Gomes
Name:	Rui Miguel Silva Gomes
Title:	Category A Manager

ATLANTIC MARITIME SERVICES LLC,
a Delaware limited liability company

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	President and Treasurer

Rowan 350 Slot Rigs, Inc.
a Delaware corporation

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	President and Treasurer

ROWAN COMPANIES, INC.

By:	/s/ Stephen M. Butz
Name:	Stephen M. Butz
Title:	Executive Vice President and Chief Financial Officer

ROWAN FINANCE LLC

By:	/s/ Stephen Butz
Name:	Stephen Butz
Title:	Vice President and Treasurer

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

ROWAN REX LIMITED

By:	/s/ Stephen M. Butz
Name:	Stephen M. Butz
Title:	Vice President and Chief Financial Officer

Executed as a Deed by
ROWAN N-CLASS (GIBRALTAR) LIMITED

By:	/s/ Louis B. Triay
Name:	Louis B. Triay
For and on behalf of Trilex Limited
Title:	Director

in the presence of:

Witness Signature:	/s/ G. Gaetto

Witness Name: G. Gaetto

Witness Address:	19 Town Range Gibraltar

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

LENDER PARTIES:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, an Issuing Lender, and a Lender

By:	/s/ Timothy P. Gebauer
Name:	Timothy P. Gebauer
Title:	Director

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

DNB CAPITAL LLC,
as a Lender

By:	/s/ Andrew J. Shohet
Name:	Andrew J. Shohet
Title:	Senior Vice President

By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	First Vice President

DNB BANK ASA, NEW YORK BRANCH,
as an Issuing Lender

By:	/s/ Andrew J. Shohet
Name:	Andrew J. Shohet
Title:	Senior Vice President

By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	First Vice President

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

mufg bank, ltd.,
as an Issuing Lender and a Lender

By:
Name:
Title:

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

BANK OF AMERICA, N.A.,
as an Issuing Lender and a Lender

By:	/s/ Christopher Bibion
Name:	Christopher BiBion
Title:	Director

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

barclays bank plc,
as an Issuing Lender and a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

citibank, N.A.,
as an Issuing Lender and a Lender

By:	/s/ Derrick Lenz
Name:	Derrick Lenz
Title:	Vice President

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

hsbc bank usa, n.A.,
as a Lender

By:	/s/ Michael Bustios
Name:	Michael Bustios
Title:	Senior Vice President

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender

By:	/s/ Steven Taylor
Name:	Steven Taylor
Title:	Vice President

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

THE bank of nova scotia, HOUSTON BRANCH
as an Lender

By:	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

By:	/s/ David Lima
Name:	David Lima
Title:	Director

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

M&T BANK
as a Lender

By:	/s/ Edward Tierney
Name:	Edward Tierney
Title:	Senior Vice President

Signature Page to Waiver, Amendment No. 1 and Commitment Reduction Agreement RDC Holdings Luxembourg S.à r.l.

SCHEDULE II

Revolving Commitments

LENDER	REVOLVING COMMITMENT
Wells Fargo Bank, National Association	$90,714,285.75
Bank of America, N.A.	$90,428,571.42
Citibank, N.A.	$90,428,571.42
Barclays Bank PLC	$90,428,571.42
MUFG Bank, Ltd.	$90,428,571.42
DNB Capital LLC	$80,571,428.57
Goldman Sachs Bank USA	$63,000,000.00
HSBC Bank USA, N.A.	$60,000,000.00
M&T Bank	$60,000,000.00
The Bank of Nova Scotia, Houston Branch	$27,000,000.00
Zions Bancoporation, N.A. dba Amegy Bank	$21,000,000.00
Total	$764,000,000.00

Schedule II – Revolving Commitments

EXHIBIT D

FORM OF NOTICE OF BORROWING

[Date]

Wells Fargo Bank, National Association

1525 West W.T. Harris Blvd.

Mail Code: D1109-019

Charlotte, NC 28262

Attention: Syndication Agency Services

Telephone No.: (704) 590-2706

Telecopy No.: (704) 590-2790

E-mail: agencyservices.requests@wellsfargo.com

Ladies and Gentlemen:

The undersigned, RDC Holdings Luxembourg S.à r.l., a Luxembourg private limited liability company (“société à responsabilité limitée”), having its registered office at 48, Boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 167.417 (“Borrower”), refers to the Credit Agreement dated as of May 22, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement,” the defined terms of which are used in this Notice of Borrowing as defined therein unless otherwise defined in this Notice of Borrowing) among the Borrower, Rowan Companies plc, an English public limited company, the lenders party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, an Issuing Lender and a Lender. The Borrower hereby gives you irrevocable notice pursuant to [Section 2.4(a)][Section 2.5(a)] of the Credit Agreement that the Borrower hereby requests a borrowing consisting of [Swingline Advances] [Revolving Advances], and in connection with that request sets forth below the information relating to such borrowing (the “Proposed Borrowing”) as required by [Section 2.4(h)][Section 2.5(a)] of the Credit Agreement:

(a)	The Business Day of the Proposed Borrowing is _____________, _____.

(b)	The Proposed Borrowing will be composed of [Swingline Advances][Revolving Advances].

(c)	The Proposed Borrowing will be a [Eurodollar Advance][Base Rate Advance].

(d)	The aggregate amount of the Proposed Borrowing is $____________.

(e)	[The Interest Period for each Eurodollar Advance made as part of the Proposed Borrowing is _____ month(s).]

Exhibit D – Form of Notice of Borrowing

The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(i)	The representations and warranties contained in the Credit Agreement and each of the other Credit Documents are true and correct in all material respects, on and as of the date of the Proposed Borrowing, before and after giving effect to such Proposed Borrowing, as though made on the date of the Proposed Borrowing (provided that to the extent any representation and warranty is qualified as to “Material Adverse Change” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) except for those representations and warranties that are expressly made as of an earlier date or period which were true and correct as of such earlier date or period.

(ii)	No Default has occurred and is continuing, or would result from such Proposed Borrowing.

(iii)	The Proposed Borrowing and the application of the proceeds thereof do not cause a Default or Event of Default (or similar terms) as defined in the Ensco Credit Agreement or the Ensco Senior Notes Documents.

(iv)	After giving pro forma effect to the Proposed Borrowing and any transactions anticipated to occur in the period of five Business Days following the date thereof, the aggregate amount of Available Cash shall not exceed $200,000,000.

(v)	After giving pro forma effect to the Proposed Borrowing, the aggregate amount of Available Cash [will][will not] exceed $200,000,000.

(vi)	[The Administrative Agent has received a Use of Proceeds Certificate from the undersigned with respect to the Proposed Borrowing.][1]

(vii)	(1) As of the date of the Proposed Borrowing, the aggregate amount any Net Cash Proceeds of issuances of, or capital contributions on account of, Equity Interests of the Parent excluded from the calculation of “Available Cash” pursuant to clause (d) of the definition thereof is $______________, (2) such net cash proceeds were received on __________, ___, and (3) the intended purpose of such net cash proceeds is ______________.

1 To be included if the aggregate amount of Available Cash would exceed $200,000,000 after giving effect to the Proposed Borrowing, excluding the effect of any other transactions that have not occurred prior to or simultaneously with the Proposed Borrowing.

Exhibit D – Form of Notice of Borrowing

Very truly yours,

RDC HOLDINGS LUXEMBOURG S.À R.L.

By:
Name:
Title:

Exhibit D – Form of Notice of Borrowing

EXHIBIT G

FORM OF LETTER OF CREDIT REQUEST

[Date]

Wells Fargo Bank, National Association

1525 West W.T. Harris Blvd.

Mail Code: D1109-019

Charlotte, NC 28262

Attention: Syndication Agency Services

Telephone No.: (704) 590-2706

Telecopy No.: (704) 590-2790

E-mail: agencyservices.requests@wellsfargo.com

Ladies and Gentlemen:

The undersigned, RDC Holdings Luxembourg S.à r.l., a Luxembourg private limited liability company (“société à responsabilité limitée”), having its registered office at 48, Boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 167.417 (“Borrower”), refers to the Credit Agreement dated as of May 22, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time-to-time, the “Credit Agreement,” the defined terms of which are used in this Letter of Credit Request as defined therein unless otherwise defined in this Letter of Credit Request) among the Borrower, Rowan Companies plc, an English public limited company, the lenders party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, an Issuing Lender and a Lender. The Borrower hereby gives you irrevocable notice pursuant to Section 2.3(c) of the Credit Agreement that the Borrower hereby requests [the [amendment][increase][extension] of an existing][a] letter of credit, and in connection with that request sets forth below the information relating to such letter of credit (the “Proposed Letter of Credit”) as required by Section 2.3(c) of the Credit Agreement:

(a)	The Business Day of the [issuance][amendment][increase][extension] of the Proposed Letter of Credit is _____________, _____.

(b)	The expiration date of the Proposed Letter of Credit is ________, 20__.

(c)	The amount of the Proposed Letter of Credit is $____________.

(d)	The Proposed Letter of Credit will be denominated in _________. [1]

(e)	[The Proposed Letter of Credit to be amended, increased or extended is _______________.]

1 Letters of Credit may be issued in Dollars or in an Alternative Currency.

Exhibit G – Form of Letter of Credit Request

The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Letter of Credit:

(i)	The representations and warranties contained in the Credit Agreement and each of the other Credit Documents are true and correct in all material respects, on and as of the date of the Proposed Letter of Credit, before and after giving effect to such Proposed Letter of Credit, as though made on the date of the Proposed Letter of Credit (provided that to the extent any representation and warranty is qualified as to “Material Adverse Change” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) except for those representations and warranties that are expressly made as of an earlier date or period which were true and correct as of such earlier date or period.

(ii)	The Proposed Letter of Credit and the application of the proceeds thereof do not cause a Default or Event of Default (or similar terms) as defined in the Ensco Credit Agreement or the Ensco Senior Notes Documents.

(iii)	No Default has occurred and is continuing, or would result from such Proposed Letter of Credit.

Exhibit G – Form of Letter of Credit Request

Very truly yours,

RDC HOLDINGS LUXEMBOURG S.À R.L.

By:
Name:
Title:

Exhibit G – Form of Letter of Credit Request